UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                October 22, 2004

                         United States Steel Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-16811                       25-1897152
---------------             ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

    600 Grant Street, Pittsburgh, PA                             15219-2800
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 22, 2004, United States Steel Corporation completed the amendment and restatement of its $600 million revolving credit facility, secured by all domestic inventory and related assets, including receivables other than those sold under its receivables sales program. The principal changes in the amended and restated agreement are: 1) the maturity was extended until October 2009; 2) the advance rates on semi-finished and raw materials were increased; 3) pricing for both borrowings and undrawn commitments was reduced; 4) certain of the required reserves were reduced; and 5) many of the restrictive covenants apply now only when average availability under the facility is less than $100 million. Borrowings on the facility will be used for working capital and general corporate purposes.

Item 2.02. Results of Operations and Financial Condition

On October 26, 2004, United States Steel Corporation issued a press release titled "United States Steel Corporation Reports 2004 Third Quarter Results." The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

        (c) Exhibits

            99.1 Press Release dated October 26, 2004, titled "United States Steel Corporation Reports 2004 Third Quarter Results," together with related unaudited financial information and statistics.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UNITED STATES STEEL CORPORATION

                                                 By /s/ Larry G. Schultz
                                                    --------------------
                                                    Larry G. Schultz
                                                    Vice President & Controller

Dated: October 26, 2004